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                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 2-98306, 33-13066, 33-64677, 333-24609 and 333-
37953) of Commonwealth Telephone Enterprises, Inc. of our report dated June 28, 2000 relating to the financial statements of the Common-Wealth Builder for the year ended December 31, 1999, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
June 28, 2000